UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: January 31, 2014
                                            ------------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule of Investments is attached herewith.

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS
JANUARY 31, 2014 (UNAUDITED)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES - 71.9%

                  AUTOMOTIVE - 4.3%
$        334,000  Chrysler Group LLC/Chrysler Group
                      Co-Issuer, Inc. ...................       8.00%         06/15/19     $       365,312
       4,367,000  Chrysler Group LLC/Chrysler Group
                      Co-Issuer, Inc. (a)................       8.25%         06/15/21           4,918,334
       2,376,000  Ford Motor Co. (a).....................       9.22%         09/15/21           3,092,694
         553,000  Ford Motor Co. (a).....................       8.90%         01/15/32             735,171
       3,000,000  Ford Motor Co. (a).....................       7.75%         06/15/43           3,615,843
       2,480,000  Ford Motor Co. (a).....................       9.98%         02/15/47           3,534,551
       1,400,000  Goodyear Tire & Rubber (The) Co. ......       6.50%         03/01/21           1,499,750
       5,396,000  Goodyear Tire & Rubber (The) Co. (a)...       7.00%         05/15/22           5,895,130
          21,432  Motors Liquidation Co. GUC Trust
                      (Transferable) (b).................        N/A            N/A                661,177
       4,872,000  Navistar International Corp. (a).......       8.25%         11/01/21           5,036,430
       1,272,000  Tomkins LLC/Tomkins, Inc. .............       9.00%         10/01/18           1,384,890
                                                                                           ---------------
                                                                                                30,739,282
                                                                                           ---------------

                  BANKING - 1.5%
         740,000  Ally Financial, Inc. (a)...............       8.00%         11/01/31             893,550
       2,285,000  Ally Financial, Inc. (a)...............       8.00%         11/01/31           2,759,137
       5,610,000  Bank of America Corp. .................       7.63%         06/01/19           6,954,633
                                                                                           ---------------
                                                                                                10,607,320
                                                                                           ---------------

                  BASIC INDUSTRY - 8.8%
       4,500,000  AK Steel Corp. ........................       8.38%         04/01/22           4,494,375
       3,095,000  Aleris International, Inc. (a).........       7.63%         02/15/18           3,276,831
       2,160,000  Aleris International, Inc. (a).........       7.88%         11/01/20           2,289,600
       3,450,000  Alpha Natural Resources, Inc. (a)......       6.00%         06/01/19           2,872,125
       1,255,000  Arch Coal, Inc. .......................       7.00%         06/15/19             980,469
       1,428,000  Arch Coal, Inc. .......................       7.25%         10/01/20           1,106,700
       1,125,000  Arch Coal, Inc. .......................       7.25%         06/15/21             857,813
       4,405,000  Associated Materials LLC/AMH New
                      Finance, Inc. (a)..................       9.13%         11/01/17           4,663,794
       1,500,000  Axalta Coating Systems US Holdings,
                      Inc./Axalta Coating Systems Dutch
                      Holding B B.V. (c).................       7.38%         05/01/21           1,623,750
       1,700,000  Cloud Peak Energy Resources LLC/Cloud
                      Peak Energy Finance Corp. (a)......       8.25%         12/15/17           1,778,625
       6,500,000  Hexion U.S. Finance Corp./Hexion Nova
                      Scotia Finance ULC (a).............       8.88%         02/01/18           6,792,500
       8,655,000  Huntsman International LLC (a).........       8.63%         03/15/21           9,801,787
       1,950,000  Momentive Performance Materials, Inc...      10.00%         10/15/20           2,086,500
       2,800,000  Polypore International, Inc. (a).......       7.50%         11/15/17           2,966,250
       5,150,000  Texas Industries, Inc. (a).............       9.25%         08/15/20           5,999,750
       4,000,000  United States Steel Corp. (a)..........       7.38%         04/01/20           4,350,000
       1,878,000  USG Corp. (c)..........................       8.38%         10/15/18           2,037,630
       4,000,000  USG Corp. (c)..........................       5.88%         11/01/21           4,215,000
                                                                                           ---------------
                                                                                                62,193,499
                                                                                           ---------------

                See Notes to Quarterly Portfolio of Investments           Page 1

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES (CONTINUED)

                  CAPITAL GOODS - 6.0%
$      2,000,000  Ducommun, Inc. (a).....................       9.75%         07/15/18     $     2,250,000
       5,000,000  Manitowoc Co., Inc. (a)................       8.50%         11/01/20           5,668,750
       3,625,000  Mcron Finance Sub LLC/ Mcron Finance          8.38%         05/15/19           4,050,938
                      Corp. (c)..........................
       2,945,000  Milacron LLC/Mcron Finance Corp. (c)...       7.75%         02/15/21           3,140,106
       3,760,000  Mueller Water Products, Inc. (a).......       7.38%         06/01/17           3,882,200
       7,500,000  Reynolds Group Issuer, Inc. (a)........       8.50%         05/15/18           7,912,500
       2,085,000  Reynolds Group Issuer, Inc. (a)........       9.88%         08/15/19           2,314,350
       4,050,000  Terex Corp. ...........................       6.00%         05/15/21           4,222,125
       4,000,000  Transdigm, Inc. (a)....................       7.75%         12/15/18           4,300,000
       4,650,000  Triumph Group, Inc. (a)................       8.63%         07/15/18           4,981,312
                                                                                           ---------------
                                                                                                42,722,281
                                                                                           ---------------

                  CONSUMER NON-CYCLICAL - 0.3%
       2,240,000  Smithfield Foods, Inc. (a).............       6.63%         08/15/22           2,368,800
                                                                                           ---------------

                  ENERGY - 11.0%
       1,150,000  Atlas Pipeline Partners L.P./Atlas            4.75%         11/15/21           1,066,625
                      Pipeline Finance Corp. ............
       2,535,000  Atlas Pipeline Partners L.P./Atlas            5.88%         08/01/23           2,439,938
                      Pipeline Finance Corp. ............
       1,280,000  Basic Energy Services, Inc. ...........       7.75%         02/15/19           1,350,400
       3,540,000  Basic Energy Services, Inc. (a)........       7.75%         10/15/22           3,725,850
       3,974,000  Berry Petroleum Co. (a)................       6.75%         11/01/20           4,162,765
         600,000  Chesapeake Energy Corp. (a)............       7.25%         12/15/18           ..699,000
       1,970,000  Chesapeake Energy Corp. (a)............       6.63%         08/15/20           2,206,400
       6,600,000  Chesapeake Energy Corp. (a)............       5.38%         06/15/21           6,897,000
       4,135,000  EP Energy LLC/EP Energy Finance,
                      Inc. (a)...........................       9.38%         05/01/20           4,775,925
       3,000,000  Ferrellgas L.P./Ferrellgas Finance
                      Corp. (a)..........................       6.50%         05/01/21           3,105,000
         800,000  Frontier Oil Corp. (a).................       6.88%         11/15/18             860,000
       1,000,000  Hornbeck Offshore Services, Inc. ......       5.88%         04/01/20           1,037,500
       3,960,000  Hornbeck Offshore Services, Inc. (a)...       5.00%         03/01/21           3,870,900
       5,510,000  Kinder Morgan, Inc. (c)................       5.00%         02/15/21           5,492,357
       2,636,000  Linn Energy LLC/Linn Energy Finance
                      Corp. (c)..........................       7.00%         11/01/19           2,688,720
       4,240,000  Linn Energy LLC/Linn Energy Finance
                      Corp. .............................       8.63%         04/15/20           4,600,400
       4,500,000  PHI, Inc. (a)..........................       8.63%         10/15/18           4,865,625
       5,900,000  Plains Exploration & Production
                      Co. (a)............................       6.50%         11/15/20           6,497,375
       3,998,000  Samson Investment Co. (c)..............      10.50%         02/15/20           4,417,790
       3,695,000  Swift Energy Co. ......................       8.88%         01/15/20           3,953,650
       3,425,000  Targa Resources Partners L.P./Targa
                      Resources Partners Finance
                      Corp. (a)..........................       7.88%         10/15/18           3,699,000
       5,800,000  Whiting Petroleum Corp. (a) ...........       5.75%         03/15/21           6,104,500
                                                                                           ---------------
                                                                                                78,516,720
                                                                                           ---------------

                  FINANCIAL SERVICES - 4.5%
       8,000,000  CIT Group, Inc. (a)....................       4.25%         08/15/17           8,330,000

Page 2          See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES (CONTINUED)

                  FINANCIAL SERVICES (CONTINUED)
$      6,155,000  Icahn Enterprises L.P./Icahn
                      Enterprises Finance Corp. (c)......       6.00%         08/01/20     $     6,408,894
       1,190,000  Icahn Enterprises L.P./Icahn
                      Enterprises Finance Corp. (c)......       5.88%         02/01/22           1,182,563
       8,000,000  SLM Corp. (a)..........................       8.00%         03/25/20           8,960,000
       2,395,000  Springleaf Finance Corp. ..............       6.00%         06/01/20           2,406,975
       4,555,000  Springleaf Finance Corp. (a)...........       7.75%         10/01/21           4,953,562
                                                                                           ---------------
                                                                                                32,241,994
                                                                                           ---------------

                  HEALTHCARE - 4.1%
       5,074,000  Alere, Inc. ...........................       7.25%         07/01/18           5,581,400
         665,000  Alere, Inc. ...........................       6.50%         06/15/20             686,612
       2,725,000  CHS/Community Health Systems, Inc. (c).       5.13%         08/01/21           2,747,141
       5,360,000  CHS/Community Health Systems, Inc. (c).       6.88%         02/01/22           5,504,050
       2,500,000  Davita Healthcare Partners, Inc. ......       5.75%         08/15/22           2,571,875
       5,600,000  HCA Holdings, Inc. ....................       7.75%         05/15/21           6,160,000
       3,150,000  Kinetic Concepts, Inc./KCI USA, Inc. ..      10.50%         11/01/18           3,638,250
       1,735,000  Tenet Healthcare Corp. ................       8.13%         04/01/22           1,897,656
                                                                                           ---------------
                                                                                                28,786,984
                                                                                           ---------------

                  MEDIA - 2.2%
       3,895,000  CCO Holdings LLC/CCO Holdings Capital
                      Corp. (a)..........................       5.75%         01/15/24           3,797,625
       1,151,000  Clear Channel Communications, Inc. (a).       5.50%         12/15/16           1,041,655
       6,990,000  Clear Channel Communications, Inc. (a).       9.00%         03/01/21           7,094,850
         456,000  Clear Channel Worldwide Holdings, Inc.        7.63%         03/15/20             481,080
       3,193,000  Clear Channel Worldwide Holdings, Inc.
                      (a)................................       7.63%         03/15/20           3,384,580
                                                                                           ---------------
                                                                                                15,799,790
                                                                                           ---------------

                  SERVICES - 17.3%
       1,095,000  Ashtead Capital, Inc. (c)..............       6.50%         07/15/22           1,177,125
       1,426,000  Qvis Budget Car Rental LLC/Avis Budget        8.25%         01/15/19           1,541,863
                      Finance, Inc. .....................
       4,915,000  Avis Budget Car Rental LLC/Avis Budget        5.50%         04/01/23           4,767,550
                      Finance, Inc. .....................
       6,500,000  Beazer Homes USA, Inc. ................       8.13%         06/15/16           7,231,250
       1,749,000  Caesars Entertainment Operating Co.,
                      Inc. ..............................       9.00%         02/15/20           1,700,902
      11,397,000  Caesars Entertainment Operating Co.,
                      Inc. ..............................       9.00%         02/15/20          11,112,075
       2,600,000  Caesars Entertainment Resort Properties,      8.00%         10/01/20           2,710,500
                      LLC (c)............................
       4,325,226  Continental Airlines 2003-ERJ1 Pass           7.88%         07/02/18           4,682,057
                      Through Trust .....................
       2,303,078  Continental Airlines 2005-ERJ1 Pass           9.80%         04/01/21           2,602,478
                      Through Trust .....................
       1,527,402  Delta Air Lines 2009-1 Series B Pass          9.75%         12/17/16           1,722,146
                      Through Trust .....................
       8,000,000  Hertz (The) Corp. .....................       7.50%         10/15/18           8,580,000
       5,250,000  Iron Mountain, Inc. (a)................       8.38%         08/15/21           5,630,625

                See Notes to Quarterly Portfolio of Investments           Page 3

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES (CONTINUED)

                  SERVICES (CONTINUED)
$      3,500,000  Isle of Capri Casinos, Inc. (a)........       7.75%         03/15/19     $     3,832,500
       4,160,000  K Hovnanian Enterprises, Inc. (c)......       7.25%         10/15/20           4,524,000
       3,479,000  KB Home ...............................       7.50%         09/15/22           3,722,530
       9,175,000  MGM Resorts International .............       6.75%         10/01/20           9,909,000
       2,380,000  Mohegan Tribal Gaming Authority (c)....       9.75%         09/01/21           2,612,050
       2,840,131  Northwest Airlines 2001-1 Class B Pass
                      Through Trust .....................       7.69%         04/01/17           3,152,546
       4,127,000  Pinnacle Entertainment, Inc. ..........       7.75%         04/01/22           4,498,430
       1,780,000  Pulte Group, Inc. (a)..................       7.63%         10/15/17           2,055,900
       4,570,000  Pulte Group, Inc. (a)..................       7.88%         06/15/32           4,741,375
       3,319,000  Shea Homes L.P./Shea Homes Funding
                      Corp. .............................       8.63%         05/15/19           3,667,495
       5,500,000  Standard Pacific Corp. (a).............       8.38%         05/15/18           6,476,250
       2,243,906  UAL 2009-2B Pass Through Trust (c).....      12.00%         01/15/16           2,541,223
         375,000  United Rentals North America, Inc. ....       7.38%         05/15/20             417,656
       7,062,000  United Rentals North America, Inc. (a).       8.38%         09/15/20           7,874,130
         367,000  United Rentals North America, Inc. ....       7.63%         04/15/22             414,710
       6,712,290  US Airways 2000-3C Pass Through Trust .       8.39%         03/01/22           6,980,782
       2,000,000  US Airways Group, Inc. ................       6.13%         06/01/18           2,070,000
                                                                                           ---------------
                                                                                               122,949,148
                                                                                           ---------------

                  TECHNOLOGY & ELECTRONICS - 4.9%
       4,199,000  CommScope, Inc. (c)....................       8.25%         01/15/19           4,582,159
       9,050,000  First Data Corp. (c)...................       8.88%         08/15/20          10,000,250
       4,175,000  First Data Corp. (c)...................      10.63%         06/15/21           4,571,625
       2,950,000  Freescale Semiconductor, Inc. (c)......       5.00%         05/15/21           2,942,625
       5,405,000  NCR Corp. (c)..........................       6.38%         12/15/23           5,648,225
       6,460,000  Sungard Data Systems, Inc. ............       6.63%         11/01/19           6,799,150
                                                                                           ---------------
                                                                                                34,544,034
                                                                                           ---------------

                  TELECOMMUNICATIONS - 5.3%
       2,500,000  Frontier Communications Corp. (a)......       9.00%         08/15/31           2,512,500
       2,411,000  Hughes Satellite Systems Corp. (a).....       7.63%         06/15/21           2,748,540
       3,500,000  MetroPCS Wireless, Inc. (a)............       7.88%         09/01/18           3,745,000
       7,660,000  Sprint Capital Corp. (a)...............       8.75%         03/15/32           8,330,250
       2,600,000  Sprint Communications, Inc. (a)........       9.13%         03/01/17           3,068,000
       6,000,000  Sprint Communications, Inc. (a)........       9.25%         04/15/22           7,200,000
       1,240,000  Sprint Communications, Inc. (a)........       6.00%         11/15/22           1,224,500
       1,700,000  T-Mobile USA, Inc. ....................       6.54%         04/28/20           1,806,250
       2,750,000  T-Mobile USA, Inc. ....................       6.13%         01/15/22           2,818,750
       2,428,000  Viasat, Inc. ..........................       6.88%         06/15/20           2,561,540
       1,500,000  Windstream Corp. ......................       6.38%         08/01/23           1,402,500
                                                                                           ---------------
                                                                                                37,417,830
                                                                                           ---------------

                  UTILITY - 1.7%
       5,986,000  Calpine Corp. (c)......................       7.88%         07/31/20           6,584,600

Page 4          See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES (CONTINUED)

                  UTILITY (CONTINUED)
$      5,000,000  NRG Energy, Inc. (a)...................       8.25%         09/01/20     $     5,487,500
                                                                                           ---------------
                                                                                                12,072,100
                                                                                           ---------------
                  TOTAL CORPORATE BONDS AND NOTES .......................................      510,959,782
                  (Cost $482,810,129)                                                      ---------------

   PRINCIPAL
     VALUE
    (LOCAL                                                     STATED          STATED           VALUE
   CURRENCY)                    DESCRIPTION                    COUPON         MATURITY       (US DOLLARS)
----------------  ---------------------------------------  --------------  --------------  ---------------

FOREIGN CORPORATE BONDS AND NOTES - 21.9%

                  AUTOMOTIVE - 1.7%
       7,450,000  Banque PSA Finance S.A. (USD) (c)......       5.75%         04/04/21           7,638,522
       4,120,000  Schaeffler Finance B.V. (USD) (c)......       4.75%         05/15/21           4,120,000
                                                                                           ---------------
                                                                                                11,758,522
                                                                                           ---------------

                  BANKING - 3.2%
       3,500,000  Banco do Brasil S.A. (USD) (c).........       5.88%         01/19/23           3,290,000
       2,200,000  Barclays Bank PLC (GBP) ...............      10.00%         05/21/21           4,764,118
       2,000,000  Belfius Funding N.V. (GBP) (d).........       1.22%         02/09/17           3,082,311
       4,350,000  Industrial Senior Trust (USD) (c)......       5.50%         11/01/22           3,980,250
       3,000,000  Royal Bank of Scotland N.V. (EUR) (d)..       4.70%         06/10/19           4,147,279
       3,700,000  Sberbank of Russia via SB Capital S.A.
                      (USD) .............................       5.13%         10/29/22           3,487,250
                                                                                           ---------------
                                                                                                22,751,208
                                                                                           ---------------

                  BASIC INDUSTRY - 5.9%
       3,868,000  Aperam (USD) (c).......................       7.38%         04/01/16           4,017,885
       2,648,000  Arcelormittal (USD) (a)................       6.75%         02/25/22           2,869,770
       3,592,000  Arcelormittal (USD) (a)................       7.50%         10/15/39           3,547,100
         185,000  Arcelormittal (USD) ...................       7.25%         03/01/41             178,294
       4,000,000  Cemex Espana Luxembourg (USD) (a) (c)..       9.25%         05/12/20           4,346,000
       1,611,000  FMG Resources Pty, Ltd. (USD) (c)......       7.00%         11/01/15           1,677,534
       2,694,628  INEOS Group Holdings S.A. (EUR) .......       7.88%         02/15/16           3,645,461
       6,300,000  Novelis, Inc. (USD) (a)................       8.75%         12/15/20           7,024,500
       3,700,000  Severstal OAO Via Steel Capital S.A.
                      (USD) (c)..........................       5.90%         10/17/22           3,552,000
       4,200,000  Stora Enso Oyj (USD) (c)...............       7.25%         04/15/36           3,979,500
       6,785,000  Vedanta Resources PLC (USD) (c)........       8.25%         06/07/21           6,814,685
                                                                                           ---------------
                                                                                                41,652,729
                                                                                           ---------------

                  CAPITAL GOODS - 1.5%
       3,000,000  Albea Beauty Holdings S.A. (USD) (c)...       8.38%         11/01/19           3,165,000
       3,000,000  Ardagh Packaging Finance (EUR) ........       9.25%         10/15/20           4,427,271
       2,775,000  Bombardier, Inc. (USD) (c).............       6.13%         01/15/23           2,747,250
                                                                                           ---------------
                                                                                                10,339,521
                                                                                           ---------------

                  CONSUMER NON-CYCLICAL - 1.9%
       6,000,000  JBS Finance II Ltd. (USD) (c)..........       8.25%         01/29/18           6,390,000
       5,900,000  Minerva Luxembourg S.A. (USD) (c)......       7.75%         01/31/23           5,752,500

                See Notes to Quarterly Portfolio of Investments           Page 5

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                     STATED          STATED           VALUE
   CURRENCY)                    DESCRIPTION                    COUPON         MATURITY       (US DOLLARS)
----------------  ---------------------------------------  --------------  --------------  ---------------

FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  CONSUMER NON-CYCLICAL (CONTINUED)
       3,000,000  Virgolino de Oliveira Finance Ltd.
                      (USD) (c)..........................      11.75%         02/09/22     $     1,620,000
                                                                                           ---------------
                                                                                                13,762,500
                                                                                           ---------------

                  ENERGY - 1.9%
       1,500,000  CGG S.A. (USD).........................       6.50%         06/01/21           1,533,750
       7,840,000  CHC Helicopter S.A. (USD) (a)..........       9.25%         10/15/20           8,388,800
       1,700,000  Precision Drilling Corp. (USD) ........       6.63%         11/15/20           1,814,750
       1,750,000  Precision Drilling Corp. (USD) ........       6.50%         12/15/21           1,868,125
                                                                                           ---------------
                                                                                                13,605,425
                                                                                           ---------------

                  HEALTHCARE - 1.0%
       6,550,000  Valeant Pharmaceuticals International
                      (USD) (c)..........................       7.50%         07/15/21           7,327,812
                                                                                           ---------------

                  INSURANCE - 0.8%
       1,650,000  Aviva PLC (EUR) (e)....................       6.88%         05/22/38           2,550,829
       3,500,000  Oil Insurance Ltd. (USD) (c) (d).......       3.23%           (f)              3,197,240
                                                                                           ---------------
                                                                                                 5,748,069
                                                                                           ---------------

                  SERVICES - 2.5%
       1,110,000  CEVA Group PLC (USD) (c)...............       8.38%         12/01/17           1,164,112
       5,250,000  Hapag-Lloyd AG (USD) (c)...............       9.75%         10/15/17           5,630,625
       5,755,000  Royal Caribbean Cruises Ltd. (USD) (a).       7.50%         10/15/27           6,129,075
       5,930,000  Ukraine Railways Via Shortline PLC
                      (USD) (c) .........................       9.50%         05/21/18           5,188,750
                                                                                           ---------------
                                                                                                18,112,562
                                                                                           ---------------

                  TELECOMMUNICATIONS - 1.5%
       5,859,000  Intelsat Luxembourg S.A. (USD) (c).....       7.75%         06/01/21           6,305,749
       1,055,000  Intelsat Luxembourg S.A. (USD) (c).....       8.13%         06/01/23           1,145,994
       2,408,000  Unify Germany Holdings B.V. (EUR) .....      10.75%         11/15/15           3,345,121
                                                                                           ---------------
                                                                                                10,796,864
                                                                                           ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES ...............................      155,855,212
                  (Cost $150,348,071)                                                      ---------------

      PAR
    AMOUNT
    (LOCAL                                                     STATED          STATED           VALUE
   CURRENCY)                    DESCRIPTION                    COUPON         MATURITY       (US DOLLARS)
----------------  ---------------------------------------  --------------  --------------  ---------------

CAPITAL PREFERRED SECURITIES - 20.2%

                  BANKING - 7.9%
       6,500,000  ABN AMRO Bank N.V. (EUR) (e)...........       4.31%           (f)              8,810,439
       2,975,000  Ageas Hybrid Financing S.A. (EUR) (e)..       5.13%           (f)              4,102,687
       1,400,000  Barclays Bank PLC (EUR) (e)............       4.75%           (f)              1,674,543
       6,750,000  Deutsche Postbank Funding Trust IV
                      (EUR) (e) (g) .....................       5.98%           (f)              9,636,354

Page 6          See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)

      PAR
    AMOUNT
    (LOCAL                                                     STATED          STATED           VALUE
   CURRENCY)                    DESCRIPTION                    COUPON         MATURITY       (US DOLLARS)
----------------  ---------------------------------------  --------------  --------------  ---------------

CAPITAL PREFERRED SECURITIES (CONTINUED)

                  BANKING (CONTINUED)
       3,250,000  Dresdner Funding Trust I (USD) (c).....       8.15%         06/30/31     $     3,489,688
       5,325,000  HBOS Capital Funding L.P. (GBP) (e)....       6.46%           (f)              9,149,870
       3,890,000  ICICI Bank Ltd. (USD) (e)..............       6.38%         04/30/22           3,831,650
       3,250,000  Mellon Capital III (GBP) (e) (g).......       6.37%         09/05/66           5,469,560
       2,100,000  Mizuho Capital Investment USD 2, Ltd.
                      (USD) (a) (c) (e)..................      14.95%           (f)              2,223,438
       3,000,000  National Westminster Bank PLC (GBP) (e)       5.98%           (f)              4,657,988
       2,250,000  UT2 Funding PLC (EUR) .................       5.32%         06/30/16           3,058,113
                                                                                           ---------------
                                                                                                56,104,330
                                                                                           ---------------

                  CAPITAL GOODS - 0.1%
         700,000  Textron Financial Corp. (USD) (c) (e)..       6.00%         02/15/67             635,250
                                                                                           ---------------

                  FINANCIAL SERVICES - 2.1%
      10,500,000  GE Capital Trust IV (EUR) (e) (g)......       4.63%         09/15/66          14,612,213
         410,000  General Electric Capital Corp.
                      (EUR) (e) (g) .....................       5.50%         09/15/67             589,576
                                                                                           ---------------
                                                                                                15,201,789
                                                                                           ---------------

                  INSURANCE - 10.1%
       2,450,000  American International Group, Inc.
                      (EUR) (e) (g) .....................       8.00%         05/22/38           3,877,225
       3,050,000  American International Group, Inc.
                      (GBP) (e) (g)......................       8.63%         05/22/38           5,893,830
       1,800,000  American International Group, Inc.
                      (EUR) (e) (g)......................       4.88%         03/15/67           2,430,407
      10,950,000  American International Group, Inc.
                      (GBP) (e) (g)......................       5.75%         03/15/67          18,018,695
       5,000,000  CHUBB Corp. (USD) (a) (e)..............       6.38%         03/29/67           5,537,500
       3,500,000  CNP Assurances (EUR) (e)...............       5.25%           (f)              4,224,830
      11,000,000  Glen Meadow Pass Through Trust
                      (USD) (c) (e) .....................       6.51%         02/12/67          11,000,000
       5,000,000  ING Groep N.V. (GBP) (e)...............       5.14%           (f)              8,198,946
       6,500,000  Liberty Mutual Group, Inc.
                      (USD) (c) (e)......................       7.00%         03/15/37           6,792,500
       3,500,000  Lincoln National Corp. (USD) (a) (e)...       7.00%         05/17/66           3,587,500
       1,800,000  Lincoln National Corp. (USD) (a) (e)...       6.05%         04/20/67           1,782,000
                                                                                           ---------------
                                                                                                71,343,433
                                                                                           ---------------
                  TOTAL CAPITAL PREFERRED SECURITIES ....................................      143,284,802
                  (Cost $122,459,260)                                                      ---------------

    PRINCIPAL                                                                  STATED
      VALUE                      DESCRIPTION                   RATE (h)     MATURITY (i)        VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

SENIOR FLOATING-RATE LOAN INTERESTS - 2.4%

                  AUTOMOTIVE - 1.1%
$      1,486,303  Allison Transmission, Inc. Term
                      Loan B2 ...........................       3.16%         08/07/17           1,495,280
       4,461,418  Allison Transmission, Inc. Term
                      Loan B3 ...........................       3.75%         08/23/19           4,471,635

                See Notes to Quarterly Portfolio of Investments           Page 7

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                  STATED
      VALUE                      DESCRIPTION                   RATE (h)     MATURITY (i)        VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  AUTOMOTIVE (CONTINUED)
 $     1,743,750  Navistar, Inc. Term Loan B ............       5.75%         08/17/17     $     1,766,645
                                                                                           ---------------
                                                                                                 7,733,560
                                                                                           ---------------

                  ENERGY - 0.8%
       5,865,175  Meg Energy Term Loan ..................       3.75%         03/31/20           5,910,982
                                                                                           ---------------

                  REAL ESTATE - 0.1%
         393,684  Realogy Synthetic Letter of Credit ....       4.44%         10/10/16             396,242
                                                                                           ---------------

                  SERVICES - 0.4%
       3,000,000  US Airway Group Term Loan .............       3.50%         05/23/19           3,011,730
                                                                                           ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS .............................       17,052,514
                  (Cost $16,912,321)                                                       ---------------

    PRINCIPAL                                                   STATED         STATED
      VALUE                      DESCRIPTION                    COUPON        MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

ASSET-BACKED SECURITIES - 1.6%
       3,098,349  Ace Securities Corp. Home Equity Loan
                      Trust Series 2007-HE2,
                      Class A2A (d)......................       0.28%         12/25/36           1,722,766
       1,911,379  Carrington Mortgage Loan Trust
                      Series 2006-NC4, Class A5 (d)......       0.22%         10/25/36           1,630,659
       1,264,820  HSI Asset Securitization Corp. Trust
                      Series 2007-NC1, Class A1 (d)......       0.26%         04/25/37           1,149,490
       2,175,877  Keycorp Student Loan Trust
                      Series 2000-A, Class A2 (d)........       0.56%         05/25/29           2,017,565
         731,195  Morgan Stanley ABS Capital I, Inc.
                      Trust Series 2006-HE6,
                      Class A2B (d)......................       0.26%         09/25/36             399,002
       9,511,255  Securitized Asset Backed Receivables LLC
                      Trust Series 2006-FR4,
                      Class A2A (d)......................       0.24%         08/25/36           3,924,667
       1,014,400  Soundview Home Loan Trust
                      Series 2006-EQ2, Class A2 (d)......       0.27%         01/25/37             625,272
                                                                                           ---------------
                  TOTAL ASSET-BACKED SECURITIES .........................................       11,469,421
                  (Cost $13,976,707)                                                       ---------------

MORTGAGE-BACKED SECURITIES - 0.7%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
       1,195,318  Morgan Stanley Mortgage Loan Trust
                      Series 2007-6XS, Class 2A1S (d)....       0.27%         02/25/47           1,108,654
       1,732,555  Specialty Underwriting & Residential
                      Finance Trust Series 2006-BC4,
                      Class A2B (d)......................       0.27%         09/25/37             898,645
       3,306,128  Wells Fargo Mortgage Backed Securities
                      Trust Series 2006-AR7 Trust,
                       Class 2A4 (d).....................       2.62%         05/25/36           3,129,029
                                                                                           ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES ......................................        5,136,328
                  (Cost $5,360,257)                                                        ---------------

Page 8          See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                   STATED         STATED
      VALUE                      DESCRIPTION                    COUPON        MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

FOREIGN SOVEREIGN BONDS AND NOTES - 0.9%

                  ENERGY - 0.6%
$      3,750,000  Georgian Oil and Gas Corp. JSC (c).....       6.88%         05/16/17     $     3,900,000
                                                                                           ---------------

                  FINANCIAL SERVICES - 0.3%
       1,750,000  Portugal Obrigacoes do Tesouro OT .....       4.95%         10/25/23           2,382,903
                                                                                           ---------------
                  TOTAL FOREIGN SOVEREIGN BONDS AND NOTES ...............................        6,282,903
                  (Cost $5,752,510)                                                        ---------------

     SHARES                                     DESCRIPTION                                     VALUE
----------------  -----------------------------------------------------------------------  ---------------

COMMON STOCKS - 1.9%

                  AUTOMOTIVE - 1.4%
         448,000  Ford Motor Co..........................................................        6,702,080
          84,412  General Motors Co. (j).................................................        3,045,585
                                                                                           ---------------
                                                                                                 9,747,665
                                                                                           ---------------

                  BANKING - 0.5%
          75,700  Citigroup, Inc.........................................................        3,590,451
                                                                                           ---------------
                  TOTAL COMMON STOCKS ...................................................       13,338,116
                                                                                           ---------------
                  (Cost $13,968,453)

WARRANTS - 0.4%

                  AUTOMOTIVE - 0.4%
          81,728  General Motors Co., expiring 07/10/16 (j)..............................        2,178,051
          46,655  General Motors Co., expiring 07/10/19 (j)..............................          880,846
                                                                                           ---------------
                  TOTAL WARRANTS ........................................................        3,058,897
                  (Cost $3,294,518)                                                        ---------------

SHORT-TERM INVESTMENTS - 0.1%
         564,463  Dreyfus Government Cash Management - Institutional Shares .............          564,463
                                                                                           ---------------
                  TOTAL SHORT-TERM INVESTMENTS ..........................................          564,463
                  (Cost $564,463)                                                          ---------------

                  TOTAL INVESTMENTS - 122.0% ............................................      867,002,438
                  (Cost $815,446,689) (k)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

U.S. GOVERNMENT BONDS SOLD SHORT - (20.6%)
$   (119,200,000) United States Treasury Note ...........       0.88%         02/28/17        (119,623,756)
     (27,500,000) United States Treasury Note ...........       2.00%         02/15/22         (26,707,230)
                                                                                           ---------------
                  TOTAL U.S. GOVERNMENT BONDS SOLD SHORT .............................        (146,330,986)
                  (Proceeds $147,297,957)                                                  ---------------

                  BORROWINGS - (3.7%) ................................................         (26,291,503)

                  NET OTHER ASSETS AND LIABILITIES - 2.3% ............................          16,141,679
                                                                                           ---------------
                  NET ASSETS - 100.0% ................................................     $   710,521,628
                                                                                           ===============

                See Notes to Quarterly Portfolio of Investments           Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)


(a) This security or a portion of this security is segregated as collateral for investments sold short.

(b) The Fund previously held non-transferable trust units that were originally issued to facilitate distribution of General Motors common stock and warrants pursuant to the General Motors Bankruptcy Plan of Reorganization. The non-transferable trust units existed only for the purpose of receiving residual cash, if any, from the General Motors Bankruptcy. These units were received in exchange for the previously owned General Motors 8.375% Corporate Notes that were scheduled to mature on July 15, 2033. On June 12, 2012, the holders of these units received new transferable General Motors Unsecured Claim (GUC) Trust Units, which were created to hold and administer the common stock and warrants of General Motors Company to be contributed to the GUC Trust under the General Motors Bankruptcy Plan of Reorganization.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2014, securities noted as such amounted to $212,495,605, or 29.91% of net assets.

(d) Floating rate security. The interest rate shown reflects the rate in effect at January 31, 2014.

(e) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at January 31, 2014. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(f)   Perpetual maturity.

(g) Security issued by a U.S. incorporated entity, that has its par amount denominated in the listed foreign currency.

(h) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at January 31, 2014. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

(i) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(j)   Non-income producing security.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $61,015,492 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,459,743.

Currency Abbreviations:
           EUR   Euro
           GBP   British Pound Sterling
           USD   United States Dollar


Page 10         See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                  ASSETS TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                        7/31/2013        PRICES          INPUTS           INPUTS
----------------------------------------------  ---------------  -------------  ---------------  --------------
Corporate Bonds and Notes:
    Automotive................................  $    30,739,282  $     661,177  $    30,078,105  $           --
    Other Industry Categories *...............      480,220,500             --      480,220,500              --
Foreign Corporate Bonds and Notes*............      155,855,212             --      155,855,212              --
Capital Preferred Securities*.................      143,284,802             --      143,284,802              --
Senior Floating-Rate Loan Interests*..........       17,052,514             --       17,052,514              --
Asset-Backed Securities.......................       11,469,421             --       11,469,421              --
Mortgage-Backed Securities....................        5,136,328             --        5,136,328              --
Foreign Sovereign Bonds and Notes*............        6,282,903             --        6,282,903              --
Common Stocks*................................       13,338,116     13,338,116               --              --
Warrants*.....................................        3,058,897      3,058,897               --              --
Short-Term Investments........................          564,463        564,463               --              --
                                                ---------------  -------------  ---------------  --------------
Total Investments.............................      867,002,438     17,622,653      849,379,785              --
                                                ===============  =============  ===============  ==============
Other Financial Instruments:
Forward Foreign Currency Contracts**..........        1,287,584             --        1,287,584              --
                                                ---------------  -------------  ---------------  --------------
Total.........................................  $   868,290,022  $  17,622,653  $   850,667,369  $           --
                                                ===============  =============  ===============  ==============

                                               LIABILITIES TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                   1/31/2014        PRICES          INPUTS          INPUTS
                                                ---------------  -------------  ---------------  --------------
U.S. Government Bonds Sold Short..............  $  (146,330,986) $          --  $  (146,330,986) $           --
Forward Foreign Currency Contracts**..........         (559,782)            --         (559,782)             --
Futures Contracts.............................             (387)          (387)              --              --
                                                ---------------  -------------  ---------------  --------------
Total.........................................  $  (146,891,155) $        (387) $  (146,890,768) $           --
                                                ===============  =============  ===============  ==============


*  See the Portfolio of Investments for industry breakout.

** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at January 31, 2014.

OPEN FUTURES CONTRACTS AT JANUARY 31, 2014 (see Note 2F - Futures Contracts in the Notes to Quarterly Portfolio of Investments):

                                                                                                   UNREALIZED
                                                   NUMBER OF      EXPIRATION                      APPRECIATION/
SHORT FUTURES CONTRACTS                            CONTRACTS         MONTH      NOTIONAL VALUE   (DEPRECIATION)
----------------------------------------------  ---------------  -------------  ---------------  ---------------
U.S. Treasury 2-Year Notes                            180         March-2014     $  39,636,563    $      (387)

                See Notes to Quarterly Portfolio of Investments          Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2014 (UNAUDITED)

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS: (see Note 2D - Forward Foreign Currency Contracts in the Notes to Quarterly Portfolio of Investments):

                                      FORWARD FOREIGN CURRENCY CONTRACTS
                            ---------------------------------------------------------
                                                                         PURCHASE           SALE            UNREALIZED
SETTLEMENT                         AMOUNT               AMOUNT          VALUE AS OF      VALUE AS OF       APPRECIATION/
   DATE      COUNTERPARTY      PURCHASED (l)           SOLD (l)       JANUARY 31, 2014  JANUARY 31, 2014  (DEPRECIATION)
----------  --------------  --------------------  ------------------  ----------------  ----------------  --------------
  02/20/14       JPM        USD     75,416,656    EUR     54,963,000   $   75,416,656    $   74,129,072    $   1,287,584
  02/20/14       JPM        USD     58,522,055    GBP     35,945,000       58,522,055        59,081,837         (559,782)
                                                                                                           -------------
Net Unrealized Appreciation (Depreciation)...............................................................  $     727,802
                                                                                                           =============

(l)   Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
           JPM   JPMorgan Chase


Page 12         See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          JANUARY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010 , and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the mean of the most recent bid and asked prices, if available, and otherwise at their closing bid price.

      The loan assignments, participations and commitments ("Senior Loans")(1) held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Exchange-Traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are valued at the mean of the most recent bid and asked prices, if available, and otherwise at their closing bid price. Over-the-counter futures contracts are valued at the mean of the most recent bid and asked prices, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.


1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.


                See Notes to Quarterly Portfolio of Investments          Page 13

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          JANUARY 31, 2014 (UNAUDITED)


      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

      Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of January 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.


Page 14         See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          JANUARY 31, 2014 (UNAUDITED)


C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have unfunded delayed draw loan commitments as of January 31, 2014.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Schedule of Forward Foreign Currency Contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

For the fiscal year to date period (November 1, 2013 to January 31, 2014), the amount of notional values of forward foreign currency contracts opened and closed were $286,806,424 and $(286,620,590), respectively.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions.

F. FUTURES CONTRACTS:

The Fund purchases or sells (i.e. is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

For the fiscal year to date period (November 1, 2013 to January 31, 2014), the amount of notional values of futures contracts opened and closed were $ 39,636,563 and $(39,484,219), respectively.

G. SHORT SALES:

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

                See Notes to Quarterly Portfolio of Investments          Page 15

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          JANUARY 31, 2014 (UNAUDITED)



The Fund has established an account with Pershing, LLC ("Pershing") for the purpose of purchasing securities on margin. At January 31, 2014, the Fund owed Pershing $26,291,503 for securities purchased on margin (reflected as Borrowings in the Portfolio of Investments).

Page 16         See Notes to Quarterly Portfolio of Investments

ITEM 2. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       First Trust High Income Long/Short Fund
            --------------------------------------------------------


By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 20, 2014
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 20, 2014
     -----------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: March 20, 2014
     -----------------

* Print the name and title of each signing officer under his or her signature.